UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

Horizon Therapeutics Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	98-1195602
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 00-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	HZNP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 17, 2023, the Irish High Court (the “Court”) set a court hearing (the “Sanction Court Hearing”) for May 22, 2023 at 2:00 p.m. (Irish time) to consider the application of Horizon Therapeutics plc (“Horizon”) to sanction the proposed scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Scheme”) pursuant to which Pillartree Limited, a wholly owned subsidiary of Amgen Inc. (“Amgen”), will acquire Horizon (the “Transaction”). The Court has directed that any shareholder or creditor of Horizon who intends to appear at the Sanction Court Hearing of the said application must notify Horizon’s solicitors, Matheson LLP, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland (quoting reference BC/KR 668098.30) in writing by not later than 5:00 p.m. (Irish time) on May 15, 2023 of that person’s or persons’ intention to appear at the Sanction Court Hearing of the said application and must indicate to Horizon’s solicitors whether such person or persons intend to support or oppose the said application and must serve any affidavit evidence on which that person or persons intends to rely on to Horizon’s solicitors by that date and time.

In addition to being subject to the Court’s sanction, the pending Transaction continues to be reviewed by the United States Federal Trade Commission (“FTC”). Horizon will inform the Court prior to the Sanction Court Hearing if the hearing date needs to be adjourned to a later date as a result of a condition to closing, including required regulatory clearances, not having been satisfied by the scheduled Sanction Court Hearing date. The Transaction is expected to close shortly after the Court issues an order sanctioning the Scheme. Horizon continues to expect that the closing of the Transaction will occur during the first half of 2023.

Also on April 17, 2023, in connection with the potential closing of the Transaction, Horizon Therapeutics USA, Inc., a wholly owned subsidiary of Horizon (the “Issuer”), will direct U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”) to give a notice of the Issuer’s intent, in accordance with the indenture, dated as of July 16, 2019, as supplemented, between the Issuer, the guarantors named therein and the Trustee, to redeem in full (the “Redemption”) the aggregate principal amount of the Issuer’s outstanding 5.500% Senior Notes due 2027. The Redemption is conditioned on, among other things, the consummation of the Transaction.

FURTHER INFORMATION

Statement Required by the Irish Takeover Rules

The directors of Horizon accept responsibility for the information contained in this report. To the best of the knowledge and belief of the directors of Horizon (who have taken all reasonable care to ensure that such is the case), the information contained in this report is in accordance with the facts and does not omit anything likely to affect the import of such information.

Cautionary Statement Regarding Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Horizon’s future prospects, developments and business strategies, and the pending transaction with Amgen. Such forward-looking statements include, but are not limited to, statements relating to the pending transaction and Horizon’s and Amgen’s expectations with respect to the timing of the Sanction Court Hearing and the potential closing of the transaction. Horizon’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the pending transaction in a timely manner or at all; the satisfaction (or waiver) of conditions to the consummation of the pending transaction, including with respect to required regulatory approvals; potential delays in consummating the pending transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement governing the pending transaction; and the outcome of any legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the pending transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Horizon’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Horizon’s website at https://ir.horizontherapeutics.com/financial-information/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Horizon assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3(b) of the Irish Takeover Panel Act, 1997, Irish Takeover Rules, 2022 (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ in 1% or more of any class of ‘relevant securities’ of Horizon, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Horizon during the ‘offer period’, by not later than 3:30 p.m. (E.T.) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Horizon or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests’ in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a ‘dealing’ under Rule 8 of the Irish Takeover Rules, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

General

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in certain restricted jurisdictions) on Horizon’s website at https://ir.horizontherapeutics.com/information by no later than 12:00 noon (E.T.) on the business day following this announcement and throughout the course of the pending transaction. Neither the contents of Horizon’s website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2023	HORIZON THERAPEUTICS PUBLIC LIMITED COMPANY

	By:	/s/ Aaron L. Cox
Aaron L. Cox
Executive Vice President and Chief Financial Officer